ALTEGRIS KKR COMMITMENTS MASTER FUND

(the “Fund”)

Supplement dated October 23, 2017 to the

Prospectus, dated August 23, 2017

The Fund has registered an aggregate offering amount.  All references in the Prospectus to the Fund having registered a specific number of shares are hereby deleted.

The offering proceeds table in the inside cover page of the Prospectus is replaced in its entirety with the following:

	Per Class A Share	Per Class I Share	Total

Public Offering Price	At current net asset value	At current net asset value	$252,157,884
Sales Load(1) as a percentage of purchase amount	3.50%	N/A	$8,825,526
Proceeds to the Fund(2)	Current net asset value minus sales load	Current net asset value	$243,332,358

(1)                                 Generally, the stated minimum initial investment by an investor in the Fund is $25,000, which stated minimum may be reduced for certain investors. Investors purchasing Class A Shares (as defined herein) may be charged a sales load of up to 3.50% of the investment amount. The table assumes the maximum sales load is charged.

(2)                                 Assumes that the maximum aggregate offering amount currently registered is sold in the continuous offering and the maximum sales load charged on Class A Shares is charged on all sales. Shares will be offered in a continuous offering at the Fund’s then current net asset value, as described herein. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Fund Expenses.”

In addition, the fourth paragraph in the inside cover page of the Prospectus is replaced in its entirety with the following:

The Fund is offering two separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”) and Class I (“Class I Shares”) on a continuous basis at the net asset value per Share plus any applicable sales loads.

In addition, the first paragraph in the “Plan of Distribution” section of the Prospectus is replaced in its entirety with the following:

The Fund is offering its Shares on a continuous basis.  Altegris Investments, L.L.C. acts as the Distributor on a best efforts basis, subject to various conditions. The minimum initial investment is $25,000.  Shares will be sold only to Eligible Investors (as defined herein).  Shares will not be listed on any national securities exchange. See “Fund Expenses.”

Please retain this supplement for future reference.